                                  EXHIBIT 21.1


                              LIST OF SUBSIDIARIES


SUBSIDIARIES

                                                                                                      COUNTRY OF
                                                                                                      INCORPORATION
NAME                                                         ADDRESS                                  OR ORGANIZATION
- - ----                                                         -------                                  ---------------
Pyramid Technology Japan Co. Ltd.                            Shinkawa M Bldg.                         JAPAN
                                                             1-5-17 Shinkawa
                                                             Chuo-Ku, Tokyo 104
                                                             JAPAN

Pyramid Technology Corporation PTY. Ltd.                     173 Pacific Highway                      AUSTRALIA
                                                             North Sydney, NSW 2059
                                                             AUSTRALIA

Pyramid Technology Ltd.                                      Pyramid House                            UNITED KINGDOM
                                                             Solartron Road
                                                             Farnborough, Hants.  GU14 7QL
                                                             UNITED KINGDOM

Pyramid Technology GmbH                                      Technopark                               GERMANY
                                                             Bretonischer Ring 11
                                                             D-85630 Grasbrunn
                                                             GERMANY

Pyramid Technology Asia Limited                              20/F Tower I                             HONG KONG
(Government sales only)                                      Suite 2001-4, The Gateway
                                                             25-27 Canton Road
                                                             Kowloon
                                                             HONG KONG

Pyramid Technology (Canada) Corporation                      2235 Sheppard Avenue East                CANADA
(Inactive)                                                   Suite 1501
                                                             Willowdale, Ontario M2J 5B5
                                                             CANADA

BRANCHES

NAME                                                         ADDRESS
- - ----                                                         -------
Pyramid Technology Corporation                               20/F Tower I
                                                             Suite 2001-4, The Gateway
                                                             25-27 Canton Road
                                                             Kowloon
                                                             HONG KONG

Pyramid Technology Corporation                               4F, 200, Sec. 1
                                                             KeeLung Road
                                                             Taipei, Taiwan
                                                             R.O.C.

Pyramid Technology Corporation                               Room 2020, New Century Hotel
                                                             No. 6 Southern Road, Capital Gym
                                                             Beijing
                                                             CHINA

Pyramid Technology Corporation                               Torshamnsgatan 23
                                                             164 40 Kista
                                                             SWEDEN

Pyramid Technology Corporation                               2235 Sheppard Avenue East
                                                             Suite 1501
                                                             Willowdale, Ontario M2J 5B5
                                                             CANADA